UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ICT GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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The following press release was issued by ICT Group, Inc. on January 4, 2010:

ICT GROUP MEDIA CONTACT:	ICT GROUP INVESTOR CONTACT:

BERNS COMMUNICATIONS GROUP, LLC	MBS VALUE PARTNERS, LLC
Michael McMullan	Betsy Brod/Lynn Morgen
212-994-4660	212-750-5800

ICT GROUP ANNOUNCES FILING OF DEFINITIVE PROXY STATEMENT AND DATE FOR SPECIAL MEETING OF SHAREHOLDERS

– Shareholders to Vote on Merger Agreement with Sykes Enterprises –

NEWTOWN, PA, JANUARY 4, 2010 – ICT GROUP, INC. (NASDAQ:ICTG) announced today that a definitive proxy statement has been filed with the U.S. Securities and Exchange Commission for its special meeting of shareholders. Shareholders will vote on ICT GROUP’s merger agreement with Sykes Enterprises, Incorporated (NASDAQ:SYKE), which was announced on October 6, 2009.

ICT GROUP’s special meeting of shareholders will be held on Tuesday, February 2, 2010 at 10:00 a.m. Eastern Time. The meeting will be held at ICT GROUP’s corporate headquarters located in Newtown, Pa.

All shareholders of record of ICT GROUP common stock as of the close of business on November 23, 2009 will be entitled to vote at the meeting. Under the terms of the merger agreement, each outstanding share of ICT GROUP common stock would be converted into the right to receive $7.69 in cash and a number of shares of Sykes common stock equal to an exchange ratio calculated as provided in the merger agreement.

The ICT GROUP Board of Directors has approved the merger agreement and recommends that shareholders vote “FOR” the adoption of the merger agreement. Completion of the transaction is subject to certain conditions, including adoption of the merger agreement by the shareholders of ICT GROUP and other customary closing conditions. Subject to the satisfaction of these closing conditions, the transaction is expected to be completed no later than the first business day following the special meeting of shareholders.

About ICT GROUP:

ICT GROUP, headquartered in Newtown, Pa., is a leading global provider of customer management and business process outsourcing solutions. The Company provides a comprehensive mix of customer care/retention, up-selling/cross-selling, technical support and database marketing as well as e-mail management, data entry, collections, claims processing and document management services, using its global network of onshore, near-shore and offshore operations. ICT GROUP also provides interactive voice response (IVR) and advanced speech recognition solutions as well as hosted Customer Relationship Management (CRM) technologies, available for use by clients at their own in-house facility or on a co-sourced basis in conjunction with the Company’s fully integrated contact center operations. To learn more about ICT GROUP, visit the Company’s website at www.ictgroup.com.

Important Cautionary Information Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, are forward-looking statements. These forward looking statements address, among other things, activities, events or developments that we expect, believe or anticipate will or may occur in the future, including our statements relating to the timing of the closing of the proposed merger with Sykes. These forward-looking statements are subject to a number of risks that could cause actual results to differ materially from those contained in the forward-looking statements, including, but not limited to, the risk that our shareholders may not approve the merger and that the regulatory approvals and any other required approvals in connection with the merger may not be obtained on the proposed terms or at the times anticipated, as well as the risk factors found in the Sykes’ 2008 Annual Report on Form 10-K, ICT Group’s 2008 Annual Report on Form 10-K and each company’s other filings with the Securities and Exchange Commission (the “SEC”) available at the SEC’s Internet site (http://www.sec.gov).

Currently unknown or unanticipated risks, or risks that emerge in the future, could cause actual results to differ materially from those described in forward-looking statements, and it is not possible for us to predict all such risks, or the extent to which this may cause actual results to differ from those contained in any forward-looking statement. Except as required by law, we assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information

In connection with the proposed merger, SYKES has filed with the SEC a Registration Statement on Form S-4 containing a definitive proxy statement of ICT that also constitutes a prospectus of SYKES. ICT will mail the definitive proxy statement/prospectus to its shareholders. SYKES and ICT urge investors and security holders to read the definitive proxy statement/prospectus regarding the proposed merger because it contains important information. You may obtain copies of all documents filed with the Securities and Exchange Commission regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents free from SYKES at http://investor.SYKES.com/phoenix.zhtml?c=119541&p=irol-sec,or by contacting SYKES’ Investor Relations Department at 1-813-233-7143, or by contacting MBS Value Partners at 1-212-750-5800. You may also obtain these documents, free of charge, from ICT at www.ictgroup.com.

SYKES, ICT and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from ICT shareholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the ICT shareholders in connection with the proposed merger are set forth in the definitive proxy statement/prospectus that has been filed with the SEC. You can find information about SYKES’ executive officers and directors in the proxy statement for SYKES’ 2009 annual meeting of shareholders, filed with the SEC on April 22, 2009. You can find information about ICT’s executive officers and directors in the proxy statement for ICT’s 2009 annual meeting of shareholders, filed with the SEC on April 29, 2009. Free copies of these documents may be obtained from SYKES and ICT as described above.

NEWS RELEASE

ICT GROUP, INC.

800-799-6880

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